UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 16, 2005

                             Zoom Technologies, Inc.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-18672                                   51-0448969
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           (Commission File Number)         (I.R.S. Employer Identification No.)

            207 South Street, Boston, MA                       02111
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      (Address of Principal Executive Offices)               (Zip Code)

                              (617) 423-1072
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           (Registrant's Telephone Number, Including Area Code)

       (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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TABLE OF CONTENTS


Item 1.01           Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 9.01           Financial Statements and Exhibits

SIGNATURES

EXHIBIT INDEX

EXHIBIT 10.1

EXHIBIT 99.1

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ITEM 1.01.          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On March 16, 2005, Zoom Telephonics, Inc. (the "Company"), a wholly owned subsidiary of Zoom Technologies, Inc. (the "Registrant"), entered into a Loan and Security Agreement with Silicon Valley Bank that provides for a revolving line of credit of up to $2 million. The revolving line of credit can be used to
(i) borrow revolving loans for working capital and general  corporate  purposes,
(ii) issue letters of credit, (iii) enter into foreign exchange forward contracts, and (iv) support certain cash management services. Revolving loans will bear interest at a floating rate of interest equal to Silicon Valley Bank's prime rate plus 1%. This interest rate will be reduced to Silicon Valley Bank's prime rate plus .5% if the Company records two consecutive quarters of combined profitability.

     On March 15, 2006, Silicon Valley Bank's commitment to extend revolving loans under the Loan and Security Agreement terminates and all outstanding obligations of the Company become due.

     The revolving loans under the Loan and Security Agreement are secured by a first priority lien on substantially all of the assets of the Company, excluding intellectual property and real estate. Registrant guaranteed the obligations of the Company under the revolving line of credit and pledged all of the stock of the Company in support of its guarantee. The Loan and Security Agreement requires that the Company maintain a minimum adjusted quick ratio and a minimum net worth. In addition, the Company is required to obtain Silicon Valley Bank's prior written consent to among other things, dispose of assets, make acquisitions, be acquired, incur indebtedness, grant liens, make investments, pay dividends, or repurchase stock. This consent may not be unreasonably withheld.

     The Loan and Security Agreement contains events of default that include among other things, non-payment of principal, interest or fees, violation of covenants, inaccuracy of representations and warranties, cross default to certain other indebtedness, bankruptcy and insolvency events, change of control and material judgments. Upon occurrence of an event of default, Silicon Valley Bank is entitled to, among other things, accelerate all obligations of the Company and sell the Company's assets to satisfy the Company's obligations under the Loan and Security Agreement.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     The information required by Item 2.03 of this Current Report on Form 8-K is set forth in Item 1.01 "Entry into a Material Definitive Agreement" above, the contents of which are incorporate by reference herein.

ITEM 9.01.          FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit Number      Description
--------------      -----------
    10.1            Loan  and  Security Agreement, dated 16 March, 2005, entered into between the Company and Silicon Valley Bank.

    99.1            Press release dated March 22, 2005.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2005                    ZOOM TECHNOLOGIES, INC.



                                    By:    /s/ Robert A. Crist
                                        --------------------------
                                            Robert A. Crist, Chief
                                            Financial Officer
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                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
    10.1            Loan and Security  Agreement,  dated 16 March, 2005, entered into between the Company and Silicon Valley Bank.

    99.1            Press release dated March 22, 2005.